UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  November 10, 2006

TEXAS REGIONAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-14517	74-2294235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 5910 3900 North 10th Street, 11th Floor, McAllen, TX		78502-5910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (956) 631-5400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On November 10, 2006, Texas Regional Bancshares, Inc. (the Company) completed its merger with Banco Bilbao Vizcaya Argentaria, S.A. (BBVA).  In connection with the merger, the Company dismissed KPMG LLP as its principal accountants. Effective as of November 10, 2006, the Company appointed the public accounting firm of PricewaterhouseCoopers LLP, independent accountant of BBVA USA, as the new independent accountant of the Company.  The dismissal of KPMG LLP and related appointment of PricewaterhouseCoopers LLP as the Company’s independent accountant were each effective upon closing of the merger with BBVA on November 10, 2006.  On November 6, 2006, the changes in principal accountants, subject to the successful completion of the merger, were approved by the Company’s Audit Committee.  The Company has not engaged PricewaterhouseCoopers LLP on any matter prior to engaging the firm as the Company’s independent accountant, other than in connection with preparation of tax returns for a conduit entity sponsored by the Company.

KPMG LLP’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2005 included in the Form 10-K, as filed by the Company with the SEC, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.  The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s two most recent fiscal years and any subsequent interim period, there have been no disagreements between the Company and KPMG LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  In addition, during the Company’s two most recent fiscal years and any subsequent interim period, the Company has had no “reportable events” as that term is defined for purposes of Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of the Company’s two fiscal years ended December 31, 2005, and the subsequent interim period through November 10, 2006, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.  In addition, in connection with the audits of the Company’s two fiscal years ended December 31, 2005, and the subsequent interim period through November 10, 2006, the were no “reportable events” as that term is defined for purposes of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG LLP with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the Commission) and has requested that KPMG LLP furnish it with a letter addressed to the Commission stating whether or not KPMG LLP agrees with the statements made by the Company in response to this Item 4.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC.
(Registrant)

November 16, 2006	/s/ G.E. Roney
Glen E. Roney
Chairman of the Board, President
& Chief Executive Officer